UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)           February 27, 2007

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-130373-24	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 713-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On February 27, 2007, a pooling and servicing agreement dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and among Mortgage Asset Securitization Transactions, Inc., as depositor (the “Registrant”), UBS Real Estate Securities Inc., as transferor (“UBSRES”), Wells Fargo Bank, N.A., as master servicer and trust administrator (the “Master Servicer”), and The Bank of New York, as trustee (the “Trustee”). The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled TBW Mortgage-Backed Trust 2007-1, Mortgage-Backed Pass-Through Certificates, Series 2007-1 (the “Certificates”). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7A, Class A-7B, Class A-8, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (collectively, the “Publicly-Offered Certificates”) were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-130373). The Publicly-Offered Certificates were sold to UBS Securities LLC and Credit Suisse Securities (USA) LLC (the “Underwriters”), pursuant to an underwriting agreement dated as of February 26, 2007 (the “Underwriting Agreement”), among the Registrant and the Underwriters. The remaining classes of the certificates, designated as Class C, Class P and Class R Certificates (collectively, the “Non-Offered Certificates”), were not sold to the Underwriters.

The mortgage loans backing the Publicly-Offered Certificates (the “2007-1 Mortgage Loans”) were acquired by the Registrant from UBSRES as seller pursuant to a mortgage loan purchase agreement dated as of February 1, 2007 (the “UBSRES Mortgage Loan Purchase Agreement”) between the Registrant and UBSRES. The mortgage loans were acquired by UBSRES from Taylor, Bean & Whitaker Mortgage Corp. (“TBW”) as seller pursuant to a mortgage loan purchase and servicing agreement dated as of February 1, 2007, between TBW and UBSRES (the “TBW Mortgage Loan Purchase and Servicing Agreement”.

With respect to the Mortgage Loans sold by TBW to UBSRES, the TBW Mortgage Loan Purchase and Servicing Agreement contains representations and warranties made by TBW to UBSRES and the Reconstituted Servicing Agreement (defined below) restates for the benefit of the Depositor the representations and warranties made by TBW to UBSRES.

The Pooling and Servicing Agreement contains representations and warranties made by UBSRES to the Depositor with respect to the Mortgage Loans sold by UBSRES to the Depositor.

Primary servicing of the Loans will be provided by TBW pursuant to the reconstituted servicing agreement dated as of February 27, 2007 (the “Reconstituted Servicing Agreement”) between the Registrant and TBW.

Certain of the terms and conditions of the Pooling and Servicing Agreement, the UBSRES Mortgage Loan Purchase Agreement, the TBW Mortgage Loan Purchase and Servicing Agreement and the Reconstituted Servicing Agreement have been described in a Prospectus Supplement filed on February 26, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-130373, for the TBW Mortgage-Backed Trust 2007-1. The description of those agreements are hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the UBSRES Mortgage Loan Purchase Agreement, the TBW Mortgage Loan Purchase and Servicing Agreement, the Reconstituted Servicing Agreement and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the TBW Mortgage-Backed Trust 2007-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGE ASSET SECURITIZATION
By: /s/ Glen McIntyre
Name: Glen McIntyre Title: Executive Director

By: /s/ Jennie Tom
Name: Jennie Tom Title: Associate Director

Dated:  March 6, 2007